UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:  ☐

Digital Realty Trust, L.P.:  ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information contained under the heading Item 8.01 Other Events below is incorporated herein by reference.

Item 8.01 Other Events.

On March 14, 2019, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, partially exercised their over-allotment option to purchase an additional 400,000 shares (the “Option Shares”) of Digital Realty Trust, Inc.’s 5.850% Series K Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series K Preferred Stock”). On March 15, 2019, we completed the sale of the Option Shares to such underwriters for net proceeds of approximately $9.7 million after deducting the underwriting discount. The offering of the Series K Preferred Stock was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on September 22, 2017 (Registration No. 333-220576), a base prospectus, dated September 22, 2017, included as part of the registration statement, and a prospectus supplement, dated March 4, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the completion of the sale of Option Shares on March 15, 2019, Digital Realty Trust, L.P. issued to Digital Realty Trust, Inc. 400,000 of Digital Realty Trust, L.P.’s 5.850% Series K Cumulative Redeemable Preferred Units (the “Series K Preferred Units”) in exchange for Digital Realty Trust, Inc.’s contribution to Digital Realty Trust, L.P. of the net proceeds from the sale of the Option Shares. The Series K Preferred Units have substantially similar rights, preferences and other privileges as the Series K Preferred Stock. Digital Realty Trust, L.P. issued the Series K Preferred Units to Digital Realty Trust, Inc. in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 18, 2019

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Secretary